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Merrill Lynch Investment Managers

Semi-Annual Report

April 30, 2001


MuniYield Florida
Insured Fund


MuniYield Florida Insured Fund seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes and which enables shares of the Fund to be exempt from Florida intangible personal property taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Florida Insured Fund for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.




MuniYield Florida
Insured Fund
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper

www.mlim.ml.com



MUNIYIELD FLORIDA INSURED FUND


The Benefits and
Risks of
Leveraging

MuniYield Florida Insured Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Shares capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.



MuniYield Florida Insured Fund, April 30, 2001


DEAR SHAREHOLDER


For the six months ended April 30, 2001, the Common Shares of MuniYield Florida Insured Fund earned $0.378 per share income dividends, which included earned and unpaid dividends of $0.065. This represents a net annualized yield of 5.37%, based on a month-end net asset value of $14.20 per share. Over the six-month period ended April 30, 2001, the total investment return on the Fund's Common Shares was +5.17%, based on a change in per share net asset value from $13.89 to $14.20, and assuming reinvestment of $0.376 per share income dividends.

For the six-month period ended April 30, 2001, the Fund's Auction
Market Preferred Shares had an average yield of 3.89%.


The Municipal Market Environment
During the six months ended April 30, 2001, the direction of long-term fixed-income bond yields was affected by the continued decline in US economic activity, volatile US equity markets, and most importantly, the reaction of the Federal Reserve Board to these factors. A preliminary estimate for the first quarter of 2001 gross national product growth was recently released at 2%, much higher than expected by most economic analysts. While this estimate is subject to revision in the coming months, its initial level denotes that US economic activity remains far below its growth potential. Additionally, inflationary pressures have remained well contained, largely in the 2% - 3% range. These factors combined to promote a very favorable financial environment for bonds, and when coupled with significant declines in US equity markets in late 2000, especially the NASDAQ, pushed US Treasury bond yields lower.

By mid-December, the Federal Reserve Board announced that economic conditions warranted the cessation of the series of short-term interest rate increases. Given a supportive economic environment and, at least, a neutral Federal Reserve Board, investors were free again to focus on the ongoing US Treasury debt reduction programs and forecasts of sizable Federal budgetary surpluses going forward. Many analysts and investors concluded that there would be a significant future shortage of longer-maturing US Treasury securities. These factors combined to help push US Treasury bond yields significantly lower.

In early January 2001, the Federal Reserve Board lowered short-term interest rates by 50 basis points (0.50%), citing declining consumer confidence and weakening industrial production and retail sales growth. Similar reasons were given for an additional 50 basis point reduction in short-term interest rates by the Federal Reserve Board at the end of January 2001. These interest rate cuts triggered a significant rebound in many US equity indexes, reducing the appeal of a large number of US fixed-income securities. Additionally, many investors, believing that the Federal Reserve Board's actions in January 2001 as well as those anticipated in the coming months would quickly restore US economic growth to earlier levels, sold US Treasury bonds to realize recent profits. At the end of January 2001, long-term US Treasury bonds yielded approximately 5.50%, a decline of more than 25 basis points since the end of October 2000.

In response to weakening employment, a decline in business investments and profits, and fears of ongoing weak consumer spending, the Federal Reserve Board continued to lower short-term interest rates in March and April in an effort to foster higher US economic activity. Long-term taxable fixed-income interest rates responded by declining to recent historic lows. By late March 2001, long-term US Treasury bond yields declined an additional 25 basis points to 5.26%.

However, in April, US equity markets, particularly the NASDAQ, rallied strongly on the expectation that the Federal Reserve Board would take steps to restore economic activity and corporate profitability. Throughout much of April many investors reallocated assets out of US Treasury securities into equities. Corporate bond issuance remained heavy, providing an additional investment alternative to US Treasury issues. Under these various pressures, US Treasury bond prices declined sharply and yields rose to 5.78% by the end of April. During the past six months, long-term US Treasury bond yields, although exhibiting considerable volatility, remained unchanged.

By April 2001, the tax-exempt bond market also reacted to the Federal Reserve Board's actions and equity market volatility, but its reaction was muted in both intensity and degree. Throughout most of the past six months, long-term municipal bond yields traded in a range between 5.45% - 5.60%. In mid-March, the tax-exempt bond market rallied to 5.40%, following the Federal Reserve Board's most recent monetary easing. With tax-exempt bond yield ratios in excess of 95% relative to their US Treasury counterparts during most of the period, investor demand was particularly strong during periods of declining equity prices. Strong equity markets in April 2001, as well as the possibility that the Federal Reserve Board was close to the end of its interest rate reduction cycle, lowered much of the investor demand and long-term tax-exempt bond yields rose throughout April. As measured by the Bond Buyer Revenue Bond Index, long-term, uninsured tax-exempt bond yields rose to approximately 5.63% at the end of the period. Despite the price reversal in April, long-term municipal bond yields declined more than 10 basis points.

The recent relative outperformance of the tax-exempt bond market was particularly impressive given the dramatic increase in long-term municipal bond issuance during April 2001. Historically low municipal bond yields continued to allow municipalities to refund outstanding, higher-couponed debt. Also, as yields rose in early April, tax-exempt issuers rushed to issue new financing, fearing higher yields in the coming months. During the past six months, more than $115 billion in long-term tax-exempt bonds was issued, an increase of over 25% compared to the same period a year ago. During the three-month period ended April 30, 2001, tax-exempt bond issuance was particularly heavy with more than $66 billion in long-term municipal bonds underwritten, an increase of over 40% compared to the same period ended April 30, 2000. More than $20 billion in municipal securities was issued in April 2001, a 20% increase compared to April 2000.

Historically, April has been a period of weak demand for tax-exempt products as investors are often forced to liquidate bond positions to meet Federal and state tax payments. In April 2001, there was no appreciable selling by retail accounts. It has been noted that thus far in 2001, new net cash inflows into municipal bond mutual funds have exceeded $4 billion compared to net new cash outflows of nearly $9 billion for the same period a year ago. This suggests that the positive technical structure of the municipal market has remained intact. Also, the coming months of June and July tend to be periods of strong retail demand in response to the larger-coupon income payments and proceeds from bond maturities these months generate. Additionally, short-term tax-exempt interest rates are poised to move lower. Seasonal tax pressures have kept short-term municipal rates artificially high, although not as high as in recent years. We believe all of these factors should enhance the tax-exempt market's technical position in the coming months.

Looking forward, the municipal market's direction appears uncertain. Should the US economy materially weaken into late summer, the Federal Reserve Board may be forced to ease monetary policy to a greater extent than investors currently expect. The prospect of two or three additional interest rate easings may push fixed-income bond yields, including municipal bond yields, lower. However, should the cumulative 200 basis point reduction in short-term interest rates by the Federal Reserve Board and the proposed Federal tax reform combine to quickly restore consumer confidence and economic activity, tax-exempt bond rates may not decline further. Given the strong technical position of the municipal market, we believe the tax-exempt market is poised to continue to outperform its taxable counterpart in the coming months.


Portfolio Strategy
During the six-month period ended April 30, 2001, we focused on enhancing the level of tax-exempt income and moderating net asset value volatility of the Fund. We concentrated on the acquisition of higher-couponed securities in the 15-year - 20-year maturity range and the sale of long duration bonds. As a result of the steepness of the municipal bond market's yield curve, these issues represented 90% - 95% of the yield available in the entire yield curve. This maturity sector also provided less interest rate sensitivity than bonds maturing in 25 years - 30 years.

Looking ahead, we anticipate that we will maintain our current market neutral and fully invested positions in an effort to enhance shareholder income. Tax-exempt bond yields are expected to remain in a narrow range until it becomes clearer that the Federal Reserve Board actions are having an impact and the US economy displays signs of growth. At this time we do not foresee any significant changes to the Fund. If either the US economy or equity markets show any major weakness, we are prepared to adopt a more positive strategy in order to enhance portfolio appreciation.


MuniYield Florida Insured Fund, April 30, 2001


Despite recent seasonal tax-related pressures on short-term interest rates, the Federal Reserve Board's 200 basis point decrease in short-term interest rates by April 30, 2001 has had a beneficial impact on the Fund's borrowing costs, which were in the 3.5% - 3.75% range. Short-term tax-exempt rates are expected to fall into the 3% range. This decline in borrowing costs can generate a significant income benefit to the Fund's Common Shareholders from the leveraging of the Preferred Shares. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Shares. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)


In Conclusion
We appreciate your continuing interest in MuniYield Florida Insured Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(William R. Bock)
William R. Bock
Vice President and Portfolio Manager



May 23, 2001





PROXY RESULTS
During the six-month period ended April 30, 2001, MuniYield Florida
Insured Fund's Common Shareholders voted on the following proposal.
The proposal was approved at a shareholders' meeting on April 25,
2001. The description of the proposal and number of shares voted are as follows:
                                                                             Shares Voted         Shares Withheld
                                                                                 For                From Voting
1.  To elect the Fund's Trustees:            Terry K. Glenn                   5,331,130                61,268
                                             Stephen B. Swensrud              5,331,130                61,268
                                             J. Thomas Touchton               5,331,130                61,268
                                             Fred G. Weiss                    5,331,130                61,268

During the six-month period ended April 30, 2001, MuniYield Florida
Insured Fund's Preferred Shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on
April 25, 2001. The description of the proposal and number of shares voted are as follows:
                                                                             Shares Voted        Shares Withheld
                                                                                 For               From Voting
1.  To elect the Fund's Board of Trustees: Terry K. Glenn,
    M. Colyer Crum, Laurie Simon Hodrick, Stephen B. Swensrud,
    J. Thomas Touchton and Fred G. Weiss                                           2,121                    0


SCHEDULE OF INVESTMENTS                                                                          (in Thousands)
                S&P       Moody's   Face
STATE          Ratings   Ratings   Amount   Issue                                                            Value
Florida--91.6%  NR*        Aaa   $ 2,375    Bay County, Florida, School Board, COP, 5% due 7/01/2023 (a)      $  2,242

                                            Boynton Beach, Florida, Utility System Revenue
                                            Refunding Bonds (c):
                AAA        Aaa       700      6.25% due 11/01/2020 (h)                                             784
                AAA        Aaa     3,375      6.25% due 11/01/2020                                               3,498

                AAA        Aaa     3,000    Brevard County, Florida, IDR (NUI Corporation Project),
                                            AMT, 6.40% due 10/01/2024 (a)                                        3,156

                A1+        NR*     1,200    Capital Projects Finance Authority, Florida, Revenue
                                            Bonds (Florida Hospital Association- Capital Projects Loan),
                                            VRDN, Series A, 4.30% due 6/01/2028 (e)(g)                           1,200

                                            Citrus County, Florida, PCR, Refunding (Florida Power
                                            Company-Crystal River) (b):
                AAA        Aaa     2,100      6.625% due 1/01/2027                                               2,177
                AAA        Aaa     5,750      Series B, 6.35% due 2/01/2022                                      5,942

                NR*        Aaa     4,500    Cityplace Community Development District, Florida,
                                            Capital Improvement Revenue Bonds, 5% due 5/01/2022 (b)              4,287

                                            Dade County, Florida, Aviation Revenue Bonds, AMT, Series B (b):
                AAA        Aaa     5,000      5.75% due 10/01/2012                                               5,240
                AAA        Aaa     2,650      6.55% due 10/01/2013                                               2,787
                AAA        Aaa    12,715      6.60% due 10/01/2022                                              13,367

                AAA        Aaa     4,500    Dade County, Florida, Health Facilities Authority,
                                            Hospital Revenue Bonds (Baptist Hospital
                                            of Miami Project), Series A, 5.75% due 5/01/2021 (b)(h)              4,753

                A1+        VMIG1++   300    Dade County, Florida, IDA, Exempt Facilities Revenue
                                            Refunding Bonds (Florida Power and
                                            Light Co.), VRDN, 4.50% due 6/01/2021 (g)                              300

                A1+        VMIG1++   200    Dade County, Florida, Water and Sewer System Revenue
                                            Bonds, VRDN, 4.10% due 10/05/2022 (c)(g)                               200

                NR*        Aaa     1,670    Duval County, Florida, HFA, S/F Mortgage Revenue
                                            Refunding Bonds, AMT, 6.20% due 4/01/2020 (b)(d)(i)                  1,754

                AAA        Aaa     5,000    Escambia County, Florida, HFA, S/F Mortgage Revenue
                                            Refunding Bonds, AMT, 7% due 4/01/2028 (d)(i)                        5,296

                NR*        Aaa     2,750    Escambia County, Florida, Health Facilities Authority,
                                            Health Facility Revenue Bonds, DRIVERS, Series 159,
                                            7.414% due 7/01/2020 (a)(j)                                          3,088


Portfolio
Abbreviations

To simplify the listings of MuniYield Florida Insured Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT           Alternative Minimum Tax
              subject to)
COP           Certificates of Participation
DRIVERS       Derivative Inverse Tax-Exempt Receipts
GO            General Obligation Bonds
HFA           Housing Finance Agency
IDA           Industrial Development Authority
IDR           Industrial Development Revenue Bonds
PCR           Pollution Control Revenue Bonds
S/F           Single-Family
VRDN          Variable Rate Demand Notes


MuniYield Florida Insured Fund, April 30, 2001



SCHEDULE OF INVESTMENTS (CONCLUDED)                                                              (in Thousands)
                S&P       Moody's   Face
STATE          Ratings   Ratings   Amount   Issue                                                            Value
Florida         AAA        Aaa   $ 3,000    First Florida Governmental Financing Commission
(concluded)                                 Revenue Bonds, 5.70% due 7/01/2017 (b)                            $  3,113

                AAA        Aaa     1,150    Florida HFA, Housing Revenue Bonds (Brittany Rosemont
                                            Apartments), AMT, Series C-1, 6.75% due 8/01/2014 (a)                1,210

                AAA        Aaa     1,650    Florida Housing Finance Corporation, Homeowner Mortgage
                                            Revenue Refunding Bonds, AMT, Series 4, 6.25% due 7/01/2022 (e)      1,734

                                            Florida State Board of Education, Capital Outlay, GO
                                            (Public Education):
                AA+        Aaa     2,650      Series B, 5.875% due 6/01/2005 (f)                                 2,878
                AA+        Aa2     2,000      Series E, 5.50% due 6/01/2018                                      2,047

                AAA        Aaa     6,190    Florida State Board of Education, Lottery Revenue Bonds,
                                            Series A, 6% due 7/01/2015 (c)                                       6,761

                AAA        Aaa     2,200    Florida State Division of Bond Finance, Department of
                                            General Services Revenue Refunding
                                            Bonds (Environmental Protection), Series B, 6% due 7/01/2010 (a)     2,449

                AAA        Aaa     1,000    Hillsborough County, Florida, IDA, Revenue Refunding
                                            Bonds (Allegany Health System--J. Knox Village),
                                            6.375% due 12/01/2003 (b)(f)                                         1,033

                                            Hillsborough County, Florida, School Board, COP (b):
                NR*        Aaa     6,000      5.375% due 7/01/2026                                               5,987
                AAA        Aaa     3,445      Refunding (Master Lease Program), Series A,
                                              5.50% due 7/01/2010                                                3,699

                NR*        Aaa     7,250    Indian Trace, Community Development District,
                                            Florida, Water Management, Special Benefit
                                            Assessment, 5% due 5/01/2027 (b)                                     6,862

                NR*        VMIG1++   200    Jacksonville, Florida, Health Facilities Authority,
                                            Hospital Revenue Refunding Bonds
                                            (Genesis Rehabilitation Hospital), VRDN, 4.50% due 5/01/2021 (g)       200

                NR*        Aaa     2,250    Jacksonville, Florida, Port Authority, Seaport
                                            Revenue Bonds, AMT, 5.625% due 11/01/2026 (b)                        2,252

                AAA        NR*     1,470    Lee County, Florida, HFA, S/F Mortgage Revenue Bonds
                                            (Multi-County Program), AMT, Series A, Sub-Series 3,
                                            7.45% due 9/01/2027 (d)(i)(k)                                        1,638

                AAA        Aaa     2,000    Miami Beach, Florida, Water and Sewer Revenue Bonds,
                                            5.75% due 9/01/2025 (a)                                              2,086

                AAA        Aaa     5,000    Miami-Dade County, Florida, Aviation Revenue Bonds
                                            (Miami International Airport), AMT,
                                            Series A, 6% due 10/01/2024 (c)                                      5,295

                AAA        Aaa     2,000    Miami-Dade County, Florida, Educational Facilities
                                            Authority Revenue Bonds (University of
                                            Miami), Series A, 5.75% due 4/01/2029 (a)                            2,074

                AAA        Aaa     3,130    Miami-Dade County, Florida, IDA, IDR (BAC Funding
                                            Corporation Project), Series A, 5.375%
                                            due 10/01/2030 (a)                                                   3,123

                AAA        Aaa     2,000    Miami-Dade County, Florida, School Board COP, Series A,
                                            5.50% due 10/01/2020 (e)                                             2,028

                AAA        Aaa     3,760    Miami-Dade County, Florida, Solid Waste System Revenue
                                            Bonds, 5% due 10/01/2020 (e)                                         3,593

                AAA        Aaa     2,515    North Miami Beach, Florida, GO, 6.30% due 2/01/2024 (c)              2,637

                NR*        Aaa     6,500    Orange County, Florida, School Board, COP,
                                            Series A, 5.25% due 8/01/2023 (b)                                    6,407

                                            Orange County, Florida, Tourist Development, Tax Revenue
                                            Refunding Bonds, Series A (a):
                AAA        Aaa       835      6.50% due 10/01/2010                                                 885
                AAA        Aaa       165      6.50% due 10/01/2010 (h)                                             175

                AAA        Aaa     1,500    Palm Beach County, Florida, Criminal Justice Facilities
                                            Revenue Bonds, 7.20% due 6/01/2015 (c)                               1,845

                AAA        Aaa     5,000    Palm Beach County, Florida, School Board, COP,
                                            Series A, 6% due 8/01/2018 (c)                                       5,389

                AAA        Aaa     2,500    Pasco County, Florida, PCR, Refunding
                                            (Florida Power--Anclote), 6.35% due 2/01/2022 (b)                    2,621

                AAA        Aaa     2,500    Pinellas County, Florida, Housing Authority,
                                            Housing Revenue Bonds (Affordable Housing
                                            Program), 4.60% due 12/01/2010 (e)                                   2,502

                A1+        VMIG1++ 3,100    Saint Lucie County, Florida, PCR, Refunding
                                            (Florida Power and Light Company Project),
                                            VRDN, 4.60% due 9/01/2028 (g)                                        3,100

                AAA        Aaa     6,600    Sarasota County, Florida, Public Hospital Board,
                                            Revenue Refunding Bonds (Sarasota
                                            Memorial Hospital), Series B, 5.50% due 7/01/2028 (b)                6,784

                AAA        Aaa     4,920    Sarasota County, Florida, Utility System Revenue Bonds,
                                            6.50% due 10/01/2004 (c)(f)                                          5,455

                AAA        Aaa     2,275    South Florida Water Management District, Special
                                            Obligation Land Acquisition Revenue
                                            Bonds, 6% due 10/01/2015 (a)                                         2,366

                AAA        Aaa     5,000    Tallahassee, Florida, Energy System Revenue Refunding
                                            Bonds, Series A, 4.75% due 10/01/2026 (e)                            4,463

Illinois--2.2%  AAA        Aaa     3,680    Regional Transportation Authority, Illinois, GO,
                                            Refunding, 5.75% due 6/01/2015 (e)                                   3,964

New York--0.3%  A1+        VMIG1++   100    Long Island Power Authority, New York, Electric
                                            System Revenue Bonds, VRDN, Sub-Series 5,
                                            4.50% due 5/01/2033 (g)                                                100

                A1+        VMIG1++   500    New York City, New York, City Municipal Water Finance
                                            Authority, Water and Sewer System Revenue Refunding Bonds,
                                            VRDN, Series A, 4.35% due 6/15/2025 (c)(g)                             500

Texas--3.8%     A1+        VMIG1++   300    Harris County, Texas, Industrial Development Corporation
                                            Revenue Refunding Bonds (Shell Oil Company Project),
                                            VRDN, 4.40% due 4/01/2027 (g)                                          300

                AAA        Aaa     6,000    Houston, Texas, Hotel Occupancy Tax and Special
                                            Revenue Bonds (Convention and Entertainment),
                                            Series B, 5.75% due 9/01/2012 (a)                                    6,440

                Total Investments (Cost--$170,417)--97.9%                                                      176,066

                Other Assets Less Liabilities--2.1%                                                              3,763
                                                                                                              --------
                Net Assets--100.0%                                                                            $179,829
                                                                                                              ========

(a)AMBAC Insured.
(b)MBIA Insured.
(c)FGIC Insured.
(d)GNMA Collateralized.
(e)FSA Insured.
(f)Prerefunded.
(g)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2001.
(h)Escrowed to maturity.
(i)FNMA Collateralized.
(j)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2001.
(k)FHLMC Collateralized.
*Not Rated.
++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.



MuniYield Florida Insured Fund, April 30, 2001

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of April 30, 2001
Assets:             Investments, at value (identified cost--$170,417,453)                                   $176,066,260
                    Cash                                                                                          24,875
                    Receivables:
                      Securities sold                                                      $  7,980,473
                      Interest                                                                2,406,724       10,387,197
                                                                                           ------------
                    Prepaid expenses and other assets                                                             15,006
                                                                                                            ------------
                    Total assets                                                                             186,493,338
                                                                                                            ------------
Liabilities:        Payables:
                      Securities purchased                                                    6,509,578
                      Dividends to shareholders                                                  80,674
                      Investment adviser                                                         72,122        6,662,374
                                                                                           ------------
                    Accrued expenses                                                                               1,944
                                                                                                            ------------
                    Total liabilities                                                                          6,664,318
                                                                                                            ------------

Net Assets:         Net assets                                                                              $179,829,020
                                                                                                            ============

Capital:            Capital Shares (unlimited number of shares authorized):
                      Preferred Shares, par value $.05 per share
                      (2,400 shares of AMPS* issued and outstanding at $25,000
                      per share liquidation preference)                                                     $ 60,000,000
                      Common Shares, par value $.10 per share (8,437,358
                    shares issued and outstanding)                                         $    843,736
                    Paid-in capital in excess of par                                        117,604,963
                    Undistributed investment income--net                                      1,206,752
                    Accumulated realized capital losses on investments--net                 (1,083,036)
                    Accumulated distributions in excess of realized
                    apital gains on investments--net                                        (4,392,202)
                    Unrealized appreciation on investments--net                               5,648,807
                                                                                           ------------
                    Total--Equivalent to $14.20 net asset value per Common Share
                    market price--$13.09)                                                                    119,829,020
                                                                                                            ------------
                    Total capital                                                                           $179,829,020
                                                                                                            ============

                    *Auction Market Preferred Shares.

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended April 30, 2001
Investment          Interest and amortization of premium and discount earned                                $  4,950,510
Income:

Expenses:           Investment advisory fees                                               $    450,573
                    Commission fees                                                              71,860
                    Accounting services                                                          41,320
                    Professional fees                                                            36,814
                    Transfer agent fees                                                          17,091
                    Printing and shareholder reports                                             15,787
                    Trustees' fees and expenses                                                  14,053
                    Listing fees                                                                 10,619
                    Custodian fees                                                                5,498
                    Pricing fees                                                                  3,043
                    Other                                                                         7,672
                                                                                           ------------
                    Total expenses                                                                               674,330
                                                                                                            ------------
                    Investment income--net                                                                     4,276,180
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          2,624,220
Unrealized Gain     Change in unrealized appreciation on investments--net                                         54,951
On Investments--                                                                                            ------------
Net:                Net Increase in Net Assets Resulting from Operations                                    $  6,955,351
                                                                                                            ============

                    See Notes to Financial Statements.



MuniYield Florida Insured Fund, April 30, 2001

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                            For the Six         For the
                                                                                           Months Ended       Year Ended
                                                                                              April 30,      October 31,
                    Increase (Decrease) in Net Assets:                                         2001             2000
Operations:         Investment income--net                                                 $  4,276,180     $  8,596,572
                    Realized gain (loss) on investments--net                                  2,624,220      (3,707,256)
                    Change in unrealized appreciation/depreciation
                    on investments--net                                                          54,951        8,881,947
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      6,955,351       13,771,263
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders:         Common Shares                                                         (3,169,071)      (6,365,143)
                      Preferred Shares                                                      (1,158,480)      (2,423,928)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from
                    dividends to shareholders                                               (4,327,551)      (8,789,071)
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                              2,627,800        4,982,192
                    Beginning of period                                                     177,201,220      172,219,028
                                                                                           ------------     ------------
                    End of period*                                                         $179,829,020     $177,201,220
                                                                                           ============     ============

                    *Undistributed investment income--net                                  $  1,206,752     $  1,258,123
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived       For the Six
from information provided in the financial statements.          Months Ended
                                                                April 30,           For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                             2001        2000      1999        1998         1997
Per Share           Net asset value, beginning of period         $   13.89  $   13.30   $   15.79  $   15.50   $   15.25
Operating                                                        ---------  ---------   ---------  ---------   ---------
Performance:        Investment income--net                             .51       1.02        1.01       1.09        1.10
                    Realized and unrealized gain (loss)
                    on investments--net                                .32        .61      (1.96)        .48         .52
                                                                 ---------  ---------   ---------  ---------   ---------
                    Total from investment operations                   .83       1.63       (.95)       1.57        1.62
                                                                 ---------  ---------   ---------  ---------   ---------
                    Less dividends and distributions to
                    Common Shareholders:
                      Investment income--net                         (.38)      (.75)       (.86)      (.84)       (.85)
                      Realized gain on investments--net                 --         --       (.01)      (.17)       (.22)
                      In excess of realized gain on
                    investments--net                                    --         --       (.41)         --       (.02)
                                                                 ---------  ---------   ---------  ---------   ---------
                    Total dividends and distributions to
                    Common Shareholders                              (.38)      (.75)      (1.28)     (1.01)      (1.09)
                                                                 ---------  ---------   ---------  ---------   ---------
                    Effect of Preferred Share activity:
                      Dividends and distributions to
                      Preferred Shareholders:
                      Investment income--net                         (.14)      (.29)       (.15)      (.23)       (.21)
                      Realized gain on investments--net                 --         --        --++      (.04)       (.07)
                      In excess of realized gain on
                      investments--net                                  --         --       (.11)         --        --++
                                                                 ---------  ---------   ---------  ---------   ---------
                    Total effect of Preferred Share activity         (.14)      (.29)       (.26)      (.27)       (.28)
                                                                 ---------  ---------   ---------  ---------   ---------
                    Net asset value, end of period               $   14.20  $   13.89   $   13.30  $   15.79   $   15.50
                                                                 =========  =========   =========  =========   =========
                    Market price per share, end of period        $   13.09  $  12.125   $  12.125   $ 15.625   $   15.00
                                                                 =========  =========   =========  =========   =========

Total Investment    Based on market price per share              11.06%+++      6.45%    (15.43%)     11.21%      14.41%
Return:**                                                        =========  =========   =========  =========   =========
                    Based on net asset value per share            5.17%+++     11.17%     (8.20%)      8.76%       9.50%
                                                                 =========  =========   =========  =========   =========

Ratios Based on     Total expenses***                               1.12%*      1.14%       1.12%      1.04%       1.04%
Average Net                                                      =========  =========   =========  =========   =========
Assets of           Total investment income--net***                 7.09%*      7.55%       6.88%      6.94%       7.21%
Common Shares:                                                   =========  =========   =========  =========   =========
                    Amount of dividends to
                    Preferred Shareholders                          1.92%*      2.13%       1.04%      1.45%       1.40%
                                                                 =========  =========   =========  =========   =========
                    Investment income--net, to
                    Common Shareholders                             5.17%*      5.42%       5.84%      5.49%       5.81%
                                                                 =========  =========   =========  =========   =========

Ratios Based on     Total expenses                                   .75%*       .75%        .75%       .71%        .71%
Total Average Net                                                =========  =========   =========  =========   =========
Assets:***++++      Total investment income--net                    4.75%*      4.94%       4.64%      4.76%       4.92%
                                                                 =========  =========   =========  =========   =========

Ratios Based on     Dividends to Preferred Shareholders             3.89%*      4.03%       2.16%      3.16%       2.98%
Average Net                                                      =========  =========   =========  =========   =========
Assets of
Preferred Shares:

Supplemental        Net assets, net of Preferred Shares,
Data:               end of period (in thousands)                 $ 119,829  $ 117,201   $ 112,219  $ 132,313   $ 129,405
                                                                 =========  =========   =========  =========   =========
                    Preferred Shares outstanding,
                    end of period (in thousands)                 $  60,000  $  60,000   $  60,000  $  60,000   $  60,000
                                                                 =========  =========   =========  =========   =========
                    Portfolio turnover                              34.55%     40.41%      85.16%     62.35%      73.79%
                                                                 =========  =========   =========  =========   =========

Leverage:           Asset coverage per $1,000                    $   2,997  $   2,953   $   2,870  $   3,205   $   3,157
                                                                 =========  =========   =========  =========   =========

Dividends           Investment income--net                       $     483 $    1,010   $     538  $     790   $     746
Per Share                                                        =========  =========   =========  =========   =========
On Preferred Shares
Outstanding:

*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***Do not reflect the effect of dividends to Preferred Shareholders.
++Amount is less than $.01 per share.
++++Includes Common and Preferred Shares average net assets.
+++Aggregate total investment return.

See Notes to Financial Statements.




MuniYield Florida Insured Fund, April 30, 2001


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Florida Insured Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MFT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective November 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined, but will result in an adjustment to the cost of securities and a corresponding adjustment to net unrealized appreciation/depreciation, based on debt securities held as of October 31, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the six months ended April 30, 2001, the Fund reimbursed FAM an aggregate of $16,583 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2001 were $60,017,375 and $65,732,963, respectively.

Net realized gains for the six months ended April 30, 2001 and net unrealized gains on April 30, 2001 were as follows:

                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments            $  2,624,220  $   5,648,807
                                 ------------  -------------
Total                            $  2,624,220  $   5,648,807
                                 ============  =============

As of April 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $5,648,807, of which $6,553,676 related to appreciated securities and $904,869 related to depreciated securities. The aggregate cost of investments at April 30, 2001 for Federal income tax purposes was $170,417,453.


4. Capital Share Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Shares.

Common Shares
Shares issued and outstanding during the six months ended April 30, 2001 and during the year ended October 31, 2000 remained constant.

Preferred Shares
Auction Market Preferred Shares ("AMPS") are shares of Preferred Shares of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at April 30, 2001 was 3.30%.

Shares issued and outstanding during the six months ended April 30, 2001 and during the year ended October 31, 2000 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2001 Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $33,380 as commissions.


5. Capital Loss Carryforward:
At October 31, 2000, the Fund had a net capital loss carryforward of approximately $6,779,000, of which $3,067,000 expires in 2007 and $3,712,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On May 8, 2001, the Fund's Board of Trustees declared an ordinary income dividend to Common Shareholders in the amount of $.065000 per share, payable on May 30, 2001 to shareholders of record as of May 16, 2001.



MuniYield Florida Insured Fund, April 30, 2001


MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of Common Shares of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.



QUALITY PROFILE

The quality ratings of securities in the Fund as of April 30, 2001 were as follows:

                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                    93.5%
AA/Aa                                       1.1
Other*                                      3.3

*Temporary investments in short-term municipal securities.



OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
M. Colyer Crum, Trustee
Laurie Simon Hodrick, Trustee
Stephen B. Swensrud, Trustee
J. Thomas Touchton, Trustee
Fred G. Weiss, Trustee
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary


Jack B. Sunderland and Arthur Zeikel, Trustees of MuniYield Florida Insured Fund, have recently retired. The Fund's Board of Trustees wishes Messrs. Sunderland and Zeikel well in their retirements.


Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agents

Common Shares:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Shares:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol
MFT